UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

ECO-STIM ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	31104	20-8203420
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2930 W. Sam Houston Pkwy N., Suite 275, Houston, TX	77043
(Address of principal executive offices)	(Zip Code)

281-531-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2015, Eco-Stim Energy Solutions, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). As of May 29, 2015, the record date for the Annual Meeting, 6,789,649 shares of common stock were issued and outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

Proposal 1 - Election of Directors to the Board

The Company’s stockholders elected each of the following persons as directors to serve until the next annual meeting and their successors have been elected and qualified. The voting results were as follows:

Nominee	Votes For	Votes Withheld
Bjarte Bruheim	4,038,945	1,186
Jon Christopher Boswell	4,038,945	1,186
Jogeir Romestrand	4,038,945	1,186
Carlos A. Fernandez	4,038,945	1,186
Christopher Krummel	4,038,945	1,186
Ahmad Al-Sati	4,038,945	1,186
Lap Wai Chan.	4,038,945	1,186
John Yonemoto	4,038,945	1,186

Proposal 2 - Approval of the Company’s 2015 Stock Incentive Plan

The Company’s stockholders approved the Company’s 2015 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstain
3,742,312	297,361	458

Proposal 3 - Proposal to approve the material terms of the Company’s 2015 Stock Incentive Plan for purposes of Section 162(m)

The Company’s stockholders approved the material terms of the Company’s 2015 Stock Incentive Plan for purposes of Section 162(m). The voting results were as follows:

Votes For	Votes Against	Abstain
3,790,339	247,357	2,435

Proposal 4 - Approval, on a non-binding advisory basis, of the Company’s named executive officer compensation

The Company’s stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities Exchange Commission. The voting results were as follows:

Votes For	Votes Against	Abstain
4,009,969	19,850	10,312

Proposal 5 - Approval, on a non-binding advisory basis, of the frequency of future say-on-pay advisory votes

The Company’s stockholders approved on a non-binding advisory basis a one year frequency with respect to future say-on-pay advisory vote. The voting results were as follows:

1 Year	2 Year	3 Year	Abstain
2,343,959	388,063	1,308,108	1

Proposal 6 – Ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015

The Company’s stockholders approved a proposal to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The voting results were as follows:

Votes For	Votes Against	Abstain
5,052,647	50,000	457

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

	By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

Date: July 1, 2015